EXHIBIT 13

         CONSENT OF JONES SIMKINS, P.C., COMPANY'S INDEPENDENT AUDITORS
                      FOR THE YEAR ENDING DECEMBER 31, 2003








                          INDEPENDENT AUDITORS' CONSENT

Utah Medical Products, Inc.

     We consent to the incorporation by reference in Registration Statement Nos. 33-24781, 33-44100, 33-89394, and 33-89434 of Utah Medical Products, Inc. on
Forms S-8 of our report dated January 20, 2004, appearing in this Annual Report on Form 10-K of Utah Medical Products, Inc. for the year ended December 31, 2003



/s/ Jones Simkins, P.C.

Jones Simkins, P.C.
Logan, Utah
March 9, 2004